UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 17, 2015

QUALITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-12537	95-2888568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18111 Von Karman, Suite 700

Irvine, California 92612

(Address of Principal Executive Offices)

(949) 255-2600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2015, Steve Puckett, Executive Vice President and Chief Technology Officer of the Company, resigned by mutual agreement with the Company.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release on August 17, 2015, announcing the resignation of Steve Puckett as Executive Vice President and Chief Technology Officer of the Company. The press release making these announcements is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY SYSTEMS, INC.

Date: August 17, 2015	By:	/s/ JOCELYN A. LEAVITT
Jocelyn A. Leavitt
Executive Vice President, General Counsel and Secretary

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit No.	Description

99.1	Press Release dated August 17, 2015